Virtus SGA International Growth Series,

a series of Virtus Variable Insurance Trust

Supplement dated January 13, 2022 to the Summary Prospectus, the

Statutory Prospectus and the Statement of Additional Information (“SAI”),

each dated April 30, 2021, as supplemented

Important Notice to Investors

Sustainable Growth Advisors has announced that on June 30, 2022, Gordon M. Marchand will be stepping down as a portfolio manager for the Virtus SGA International Growth Series. It is expected that Kishore Rao will be appointed in his place at that time. Mr. Marchand will retire effective June 30, 2023. The Prospectuses and SAI will be updated as appropriate at the time of the changes.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VVIT 8500/SGAInternationalGrowthSeries PM Announcement (1/2022)